American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement

Supplement dated August 3, 2017 ■ Statement of Additional Information dated April 10, 2017

The following is added to the Accounts Managed table on page 44 of the statement of additional information:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Tsuyoshi Ozaki(1)	Number of Accounts	4	1	0
	Assets	$2.0 billion(2)	$104.0 million	N/A

[1]	Information is provided as of July 31, 2017.

[2]	Includes $41.9 million in AC Alternatives Disciplined Long Short, $790.0 million in Disciplined Growth, $569.3 million in NT Disciplined Growth and $552.3 million in Utilities.

The following is added to the Ownership of Securities table on pages 47 and 48 of the statement of additional information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
AC Alternatives Disciplined Long Short
Tsuyoshi Ozaki(1)	A
Disciplined Growth
Tsuyoshi Ozaki(1)	A
NT Disciplined Growth(2)
Tsuyoshi Ozaki(1)	A
Utilities
Tsuyoshi Ozaki(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of July 31, 2017.

[2]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by funds advised by American Century Investments.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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